UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                      October 7, 2005 (September 15, 2005)

                                 THINKPATH INC.
             (Exact name of registrant as specified in its charter)

           ONTARIO                 001-14813                      52-209027
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                   (IRS Employer
      of incorporation)           File Number)               Identification No.)

           201 WESTCREEK BOULEVARD, BRAMPTON, ONTARIO, CANADA L6T 5S6 (Address of principal executive offices, including zip code)

                                 (905) 460-3040
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995:

This Current Report contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, demand and acceptance of services, changes in governmental policies and regulations, economic conditions, the impact of competition and pricing, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission by Thinkpath Inc. (the "COMPANY"). All readers are encouraged to carefully review this Current Report. All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

      (a)   RESTATEMENT AND NON-RELIANCE

On September 15, 2005, in a response letter to the staff of the Securities and Exchange Commission, the management of the Company made an internal determination and stated that it planned to restate the Company's financial statements and other financial information for the fiscal year ended December 31, 2004 and the quarters ended March 31, 2005 and June 30, 2005. The restatement primarily relates to the Company's accounting for its long-term investments and the debt discount and additional paid-in capital attributable to the beneficial conversion feature of the 12% Senior Secured Convertible Debentures. Because of the restatement, the Company's previously issued financial statements which are included in its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 and Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2005 and June 30, 2005 should no longer be relied upon.

BACKGROUND

During its normal review of the Company's filings, the SEC staff initiated discussions with the Company about the Company's accounting for its long-term investments and the amortization and valuation of the beneficial conversion feature of the 12% Senior Secured Convertible Debentures.

At December 31, 2004, the Company wrote off its investment in non-related companies of $45,669 but failed to record previous adjustments to market value, through comprehensive income, in the amount of $385,649, as losses. The Company will amend its 2004 Form 10-KSB to include the prior market adjustments in its statement of operations for the year ended December 31, 2004. The effect of this restatement will be to increase the Company's net loss by $385,649. This restatement will not alter the Company's EPS or shareholder's equity.

During the period December 2002 until November 2004, the Company issued 12% Senior Secured Convertible Debentures in the aggregate principal amount of $5,025,000, which debentures were subsequently converted or repaid by June 27, 2005. The value assigned to the beneficial conversion feature on the debentures was credited to paid in capital and charged to earnings as interest expense on the date of issuance. The Company has determined, in accordance with Issue 6 of Emerging Task Force No. 00-27 "Application of Issue No. 98-5 to Certain Convertible Instruments" ("EITF 00-27"), that the value of the beneficial conversion feature should be accreted to interest expense from the date of issuance to the stated redemption date.

The Company recorded the value of the beneficial conversion feature in excess of the amount of proceeds allocated to the convertible instruments. The Company has determined, in accordance with Paragraph 6 of Emerging Task Force No. 98-5 "Accounting for Convertible Securities with Beneficial conversion Features or Contingently Adjustable Conversion Ratios" ("EITF 98-5"), that the amount allocated to the value of the beneficial conversion feature should be limited to the amount of proceeds allocated to the convertible instrument.

The Company will amend its 2004 Form 10-KSB and Form 10-QSB's for the quarter ended March 31, 2005 and June 30, 2005 to amortize the beneficial conversion feature from the date of issuance to the stated redemption date and to limit the value of the beneficial conversion feature to the amount of proceeds allocated to the convertible instrument.

The effect of this restatement will be to decrease the Company's net loss by $4,656,125 in 2003 and by $2,412,548 in 2004. The effect on the balance sheet will be to decrease the 12% Convertible Debenture Balance by $79,484 in 2003 and $61,695 in 2004. This restatement concerns a non-cash item. There will be no change to the Company's reported EPS as a result of the above adjustments.

The decision to restate the financial statements was made by the Board, upon the recommendation of the Company's management, the Audit Committee and with the concurrence of the Company's independent auditors, Schwartz Levitsky Feldman, LLP. In addition, the Board, upon the recommendation of management and the Audit Committee, made an internal determination that the previously issued financial statements and other financial information contained in the Company's Form 10-KSB for the fiscal year ended December 31, 2004 and Form 10-QSB's for the quarters ended March 31, 2005 and June 30, 2005 should not be relied upon and should be amended accordingly.

On September 28, 2005, the Board discussed the matters disclosed in this Item 4.02(a) with management, the Audit Committee and with the Company's independent auditors. The Company's auditors informed the Board that they concur with the conclusions described above.

The Company intends to file Forms 10-QSB/A and a Form 10-KSB/A amending the Forms 10-QSB's and 10-KSB, respectively, to include the respective restated financial statements as soon as possible after the completion of its discussions with the SEC staff.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      (d)   APPOINTMENT OF DIRECTOR

On September 28, 2005, Mr. David Barnes was appointed as a director of the Company. Mr. Barnes was also appointed as chairman and financial expert of the audit committee. Prior to this appointment, there was no relationship between Mr. Barnes and the Company or any of its officers, directors or shareholders owning five percent (5%) or more of the Company's shares of common stock. Mr. Barnes will serve as director until the Company's next annual meeting of stockholders or until his successors shall have been duly elected. Mr. Barnes is assisting management of the Company in connection with the amendment and restatements of the financial statements referenced above.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 7, 2005

                                    THINKPATH INC.


                                    By: /s/ Kelly Hankinson
                                        -------------------
                                    Name: Kelly Hankinson
                                    Title: Chief Financial Officer